EXHIBIT 10.2

                            FORM OF VOTING AGREEMENT

        THIS VOTING AGREEMENT (this "Agreement") dated as of _______, 2006, by and among Bluefly, Inc., a Delaware corporation (the "Company"), Quantum Industrial Partners LDC ("QIP"), SFM Domestic Investments, LLC, ("SFM" and, together with QIP, the "Soros Parties"), Maverick Fund USA, Ltd., Maverick Fund, L.D.C., Maverick Fund II, Ltd. (collectively, the "Maverick Parties"), Prentice-Bluefly, LLC (collectively, the "Prentice Parties"; the Soros Parties, the Maverick Parties and the Prentice Parties, collectively, the "Stockholders").

        WHEREAS, on June 5, 2006, the parties hereto entered into a Stock Purchase Agreement (the "Purchase Agreement"; capitalized terms not defined herein shall have the meaning ascribed to them in the Purchase Agreement), which contemplates, among other things, the execution of this Agreement.

        NOW, THEREFORE, in consideration for the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I
                               BOARD OF DIRECTORS

      SECTION 1.1 Designation of Directors.

        (a) Subject to Section 1.5(a), the Soros Parties shall be entitled to designate to serve on the Board of Directors of the Company (the "Board"), three designees.

        (b) Subject to Section 1.5(b), the Maverick Parties shall be entitled to designate to serve on the Board, one designee.

        (c) Subject to Section 1.5(c), the Prentice Parties shall be entitled to designate to serve on the Board, one designee.

      SECTION 1.2 Nomination. Subject to limitations, if any, imposed by stock exchange rules in effect from time to time, the Company agrees to cause the persons designated pursuant to Section 1.1 to be nominated for election at every meeting of the stockholders of the Company called with respect to the election of members of the Board, and at every adjournment or postponement thereof, and on every action or approval by written consent with respect to the election of members of the Board.

      SECTION 1.3 Agreement to Vote.

        (a) The Stockholders agree to vote all shares of capital stock of the Company owned by them in favor of the persons designated pursuant to
Section 1.1. The failure of any Stockholder entitled to designate nominees pursuant to Section 1.1 to fully exercise its respective designation rights shall not constitute a waiver or dimunition of such rights nor shall it prevent such Stockholder from exercising such rights prospectively.

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        (b)     Should a person designated pursuant to Section 1.1 be unwilling or unable to serve, or otherwise cease to serve (including by means of removal in accordance with the following sentence), the Stockholders who originally nominated such director shall be entitled to designate any replacement director.

        (c) If (i) the Soros Parties propose to remove any director designated by the Soros Parties, (ii) the Maverick Parties propose to remove any director designated by the Maverick Parties or (iii) the Prentice Parties propose to remove any director designated by the Prentice Parties, the Stockholders agree to cooperate in, and shall vote all shares of capital stock of the Company owned by them (or, if any action is being taken by written consent, execute a written consent) in support of, such removal and any resulting vacancy shall be filled in accordance with the preceding clause (b). The Stockholders agree not to take any action to remove, with or without cause, any director other than in accordance with the foregoing.

        (d) The Stockholders agree that for a period of six (6) months after the Closing Date, they shall not vote any shares of capital stock of the Company owned by them in favor of any merger, consolidation, sale, or other similar transaction involving the sale of any outstanding shares of capital stock of the Company.

      SECTION 1.4 Committees of the Board of Directors.

        (a) The Company and the Soros Parties agree that one person designated by the Soros Parties pursuant to Section 1.1(a) shall serve on the Option Plan/Compensation Committee and the Nominating and Governance Committee of the Company (and any successor committees thereof); provided that such designee is "independent" (as defined in applicable Nasdaq rules) after any applicable transition period has elapsed.

        (b) The Company and the Maverick Parties agree that the person designated by the Maverick Parties pursuant to Section 1.1(b) shall serve on the Option Plan/Compensation Committee and the Nominating and Governance Committee of the Company (and any successor committees thereof); provided that such designee is "independent" (as defined in applicable Nasdaq rules).

        (c) The Company and the Prentice Parties agree that the person designated by the Prentice Parties pursuant to Section 1.1(c) shall serve on the Option Plan/Compensation Committee and the Nominating and Governance Committee of the Company (and any successor committees thereof); provided that such designee is "independent" (as defined in applicable Nasdaq rules).

        (d) The parties hereto agree that if the Company establishes an Executive Committee (or a committee with executive or similar functions) of the Board (the "Executive Committee"), then (i) the persons designated by the Soros Parties pursuant to Section 1.1(a) shall serve on such Executive Committee, (ii) the person designated by the Maverick Parties pursuant to
Section 1.1(b) shall serve on such Executive Committee and (iii) the person designated by the Prentice Parties pursuant to Section 1.1(c) shall serve on such Executive Committee.

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      SECTION 1.5  Resignation.

        (a)     (i)     If the Soros Parties dispose of their capital stock of
the Company so that they own less than the greater of 70% of their Current Shares or the minimum number of shares that are required to be owned under applicable Nasdaq rules which would allow the Soros Parties to designate three directors to serve on the Board, they shall cause one of the directors designated by them pursuant to Section 1.1(a) to resign from the Board.

                (ii) If the Soros Parties dispose of their capital stock of the Company so that they own less than the greater of 60% of their Current Shares or the minimum number of shares that are required to be owned under applicable Nasdaq rules which would allow the Soros Parties to designate two directors to serve on the Board, they shall cause two of the directors designated by them pursuant to Section 1.1(a) to resign from the Board.

                (iii) If the Soros Parties dispose of their capital stock of the Company so that they own less than the greater of 30% of their Current Shares or the minimum number of shares that are required to be owned under applicable Nasdaq rules which would allow the Soros Parties to designate one director to serve on the Board (a "Soros Termination Event"), they shall cause each of the directors designated by them pursuant to Section 1.1(a) to resign from the Board.

        (b) If the Maverick Parties dispose of their capital stock of the Company so that they own less than the greater of 50% of their Current Shares or the minimum number of shares that are required to be owned under applicable Nasdaq rules which would allow the Maverick Parties to designate one director to serve on the Board (a "Maverick Termination Event"), they shall cause the director designated by them pursuant to Section 1.1(b) to resign from the Board.

        (c) If the Prentice Parties dispose of their capital stock of the Company so that they own less than the greater of 50% of their Current
Shares or the minimum number of shares that are required to be owned under applicable Nasdaq rules which would allow the Prentice Parties to designate one director to serve on the Board (a "Prentice Termination Event"), they shall cause the director designated by them pursuant to Section 1.1(c) to resign from the Board.

        (d) "Current Shares" shall mean the shares of capital stock of the Company owned by or for the benefit of the Soros Parties, the Maverick Parties or the Prentice Parties, as applicable, immediately following the Closing, including shares of capital stock of the Company issuable upon exercise of warrants or options outstanding immediately following the Closing.

      SECTION 1.6 Liability. No Party who shall vote or consent or withhold consent or make a request in their capacity as a shareholder of the Company with respect to any securities subject to this Agreement on, to or from any matter in compliance with the terms hereof shall, as a result of any such vote or consent or withholding of consent or making of a request, have any obligation or liability to any other party hereto (whether such other party shall also vote or consent or withhold consent or make a request with respect to any securities, then subject to this Agreement).

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                                   ARTICLE II
                                  MISCELLANEOUS

      SECTION 2.1 Entire Agreement. This Agreement, the Purchase Agreement and the other Transaction Documents constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all previous negotiations, commitments and writings with respect to such subject matter.

      SECTION 2.2 Assignments; Parties in Interest. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing herein, express or implied, is intended to or shall confer upon any Person not a party hereto any right, benefit or remedy of any nature whatsoever under or by reason hereof, except as otherwise provided herein. In the event that any Stockholder desires to transfer any shares of capital stock (or rights to purchase shares of capital stock) owned by such Stockholder to any affiliate of such Stockholder, then it shall be a condition to such transfer that any such affiliate transferee agree to become a party to, and bound by, this Agreement in the same capacity as the Stockholder that transferred such shares of capital stock (or rights to purchase shares of capital stock) to it.

      SECTION 2.3  Term.

        (a) The rights and obligations of the Soros Parties hereunder (except with respect to Section 1.5(a)) shall automatically terminate upon occurrence of a Soros Termination Event.

        (b) The rights and obligations of the Maverick Parties hereunder (except with respect to Section 1.5(b)) shall automatically terminate upon occurrence of a Maverick Termination Event.

        (c) The rights and obligations of the Prentice Parties hereunder (except with respect to Section 1.5(c)) shall automatically terminate upon the occurrence of a Prentice Termination Event.

      SECTION 2.4 Amendments. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, the parties against whom such amendment or modification is sought to be enforced.

      SECTION 2.5 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

      SECTION 2.6 Notices and Addresses. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service, if personally served or sent by facsimile; on the business day after notice is delivered to a courier or mailed by express mail, if sent by courier delivery service or express mail for next day delivery; and on the fifth business day after mailing, if mailed to the party

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to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid and addressed as follows:

To the Company:           Bluefly, Inc.
                          42 West 39th Street, 9th Floor
                          New York, New York 10018
                          Facsimile: (212) 354-3400
                          Attention: Chief Financial Officer and General Counsel

                          With a copy (which shall not constitute notice) to:

                          Dechert LLP
                          30 Rockefeller Plaza
                          New York, New York 10112
                          Facsimile:  (212) 698-3599
                          Attention:  Richard A. Goldberg, Esq.

To the Soros Parties:     Quantum Industrial Partners LDC
                          SFM Domestic Investments LLC
                          c/o Soros Fund Management LLC
                          888 Seventh Avenue
                          New York, New York 10106
                          Facsimile:  (646) 731-5584
                          Attention:   Jay Schoenfarber

                          With a copy (which shall not constitute notice) to:

                          Paul, Weiss, Rifkind, Wharton & Garrison LLP
                          1285 Avenue of the Americas
                          New York, New York 10019
                          Facsimile:  (212) 757-3990
                          Attention:  Paul Ginsberg, Esq.

To the Maverick Parties:  Maverick Fund USA, Ltd.
                          Maverick Fund, L.D.C.
                          Maverick Fund II, Ltd.
                          c/o Maverick Capital, Ltd.
                          300 Crescent Court, 18th Floor
                          Dallas Texas 75201
                          Facsimile:  (212) 880-4042
                          Attention:  General Counsel

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                          With a copy (which shall not constitute notice) to:

                          Shearman & Sterling
                          599 Lexington Avenue
                          New York, New York 10022
                          Facsimile:  (646) 848-8902
                          Attention:  Stephen M. Besen, Esq.

To the Prentice Parties:  Prentice Capital Management, L.P.
                          623 Fifth Avenue, 32nd Floor
                          New York, New York 10022
                          Attention: Mathew B. Hoffman
                          Facsimile: (212) 756-1471

                          With a copy (which shall not constitute notice) to:

                          Schulte Roth & Zabel, LLP
                          919 Third Avenue
                          New York, New York 10022
                          Attention: Eleazer N. Klein, Esq.
                          Facsimile: (212) 593-5955

      SECTION 2.7 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

      SECTION 2.8 Governing Law; Choice of Forum. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of law principles. Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any court of the State of New York or any federal court sitting in the City of New York for purposes of any suit, action or other proceeding arising out of this Agreement (and agrees not to commence any action, suit or proceedings relating hereto except in such courts). Each of the parties hereto agrees that service of any process, summons, notice or document by U.S. registered mail at its address set forth herein shall be effective service of process for any action, suit or proceeding brought against it in any such court. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, which is brought by or against it, in the courts of the State of New York or any federal court sitting in the State of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

      SECTION 2.9 Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall

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become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. This Agreement may be executed by facsimile, and a facsimile signature shall have the same force and effect as an original signature on this Agreement.

      SECTION 2.10 Independent Nature of New Investors' Obligations and Rights. The obligations of each New Investor under any Transaction Document are several and not joint with the obligations of any other New Investor, and no New Investor shall be responsible in any way for the performance of the obligations of any other New Investor under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any party hereto pursuant thereto, shall be deemed to constitute the New Investors and the Soros Parties as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the New Investors and the Soros Parties are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each New Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other New Investor to be joined as an additional party in any proceeding for such purpose. Each New Investor has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

      SECTION 2.11 Specific Performance. Each of the parties hereto, in addition to being entitled to exercise all of its rights hereunder, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

      SECTION 2.12 No Violations. Each of the parties hereto agree that no party hereto shall be obligated to comply with any provisions of this Agreement relating to the voting of shares of capital stock of the Company if doing so would constitute a violation of law or public policy.

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, this Agreement has been duly executed on the date first set forth above.

                                        BLUEFLY, INC.

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        QUANTUM INDUSTRIAL PARTNERS LDC

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        SFM DOMESTIC INVESTMENTS LLC

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

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                                        MAVERICK FUND USA, LTD

                                        By:   MAVERICK CAPITAL, LTD.,
                                              as its Investment Manager

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        MAVERICK FUND L.D.C.

                                        By:   MAVERICK CAPITAL, LTD.,
                                              as its Investment Manager

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        MAVERICK FUND II, LTD

                                        By:   MAVERICK CAPITAL, LTD.,
                                              as its Investment Manager

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title:

                                        PRENTICE-BLUEFLY, LLC

                                        By:   PRENTICE CAPITAL MANAGEMENT, LP,
                                              as its Manager

                                        By:
                                              ----------------------------------
                                              Name:
                                              Title: